                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                     INTERDIGITAL COMMUNICATIONS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                     INTERDIGITAL COMMUNICATIONS CORPORATION
                                781 Third Avenue
                    King of Prussia, Pennsylvania 19406-1409


                    Notice of Annual Meeting of Shareholders
                             To be held June 4, 2001


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of InterDigital Communications Corporation (the "Company") will be held at the Hilton Valley Forge, King of Prussia, Pennsylvania, on Monday, June 4, 2001, at 2:00 p.m. local time, for the following purposes:

         1.  To elect two directors of the Company;

         2. To ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the year ending December 31, 2001;

         3. To transact such other business as may properly come before the meeting or any adjournment thereof

         Only holders of record of Common Stock at the close of business on April 27, 2001 are entitled to notice of and to vote at the meeting.


         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.


                                              By Order of the Board of Directors



                                                   William J. Merritt, Secretary

April 30, 2001

                     INTERDIGITAL COMMUNICATIONS CORPORATION

               Proxy Solicited on Behalf of the Board of Directors

         The undersigned, revoking all previous proxies, hereby appoints Richard
J. Fagan, Howard E. Goldberg, and William J. Merritt, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated on the reverse side of this proxy card and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Company to be held on June 4, 2001, and at any adjournment or postponement thereof.

Please date and sign your Proxy on the reverse side and return it promptly.

1. Election of Directors:

   _____ For the nominees       _____ Withhold Authority to vote for
         listed below                 the nominees listed below

   Nominees-For a three-year term expiring at the year 2004 Annual Meeting:
            o Robert S. Roath
            o Joseph S. Colson, Jr.

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below:)

   _____________________________

2. Ratification of Arthur Andersen LLP as independent accountants for the year ending December 31, 2001:

   _____ For      _____ Against      _____ Abstain

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND "FOR" RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

   THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT.

Date:_______________, 2001

               __________________________________________________
                            Signature of Shareholder

               __________________________________________________
                            Signature of Shareholder

   NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.